SUPPLEMENT

DATED SEPTEMBER 24, 2014

TO THE COMBINED STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2014 FOR AMERICAN FUNDS HLS FUNDS

(EACH A SERIES OF HARTFORD SERIES FUND, INC.)

The above referenced Statement of Additional Information is revised as follows:

1.              Effective September 17, 2014, Lowndes A. Smith resigned as a Director of Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. and as a Trustee of The Hartford Alternative Strategies Fund.

2.              Effective September 23, 2014, Hilary E. Ackermann became a Director of Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. and a Trustee of The Hartford Alternative Strategies Fund.

a.              Under the heading “FUND MANAGEMENT — NON-INTERESTED DIRECTORS,” the following information is added to the table:

NAME, YEAR OF BIRTH AND ADDRESS	POSITION HELD WITH THE COMPANY	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR

HILARY E. ACKERMANN (1956) c/o Hartford Funds 5 Radnor Corporate Center, 100 Matsonford Road, Suite 300, Radnor, Pennsylvania 19087	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc. (an independent power company) from October 2012 to present.	79	Ms. Ackermann serves as a Director of Dynegy, Inc. (a power company) (October 2012 to present).

b.              Under the heading “FUND MANAGEMENT — BOARD OF DIRECTORS — STANDING COMMITTEES,” the information is deleted in its entirety and replaced with the following information:

The Board of Directors has established an Audit Committee, a Compliance Committee, a Contracts Committee, an Investment Committee and a Nominating and Governance Committee (formerly known as the Nominating Committee).

The Audit Committee currently consists of the following non-interested directors: Hilary E. Ackermann, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson.  The Audit Committee (i) oversees the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers, (ii) assists the Board of Directors in its oversight of the qualifications, independence and performance of the Funds’ independent registered public accounting firm; the quality, objectivity and integrity of the Funds’ financial statements and the independent audit thereof; and the performance of the Fund’s internal audit function, and (iii) acts as a liaison between the Funds’ independent registered public accounting firm and the full Board.  The Funds’ independent registered accounting firm reports directly to the Audit Committee, and the Audit Committee regularly reports to the Board of Directors.

The Compliance Committee currently consists of Hilary E. Ackermann, Sandra S. Jaffee, William P. Johnston and Phillip O. Peterson.  The Compliance Committee assists the Board in its oversight of the implementation by the Funds of policies and procedures that are reasonably designed to prevent the Funds from violating the Federal securities laws.

The Contracts Committee currently consists of all non-interested directors of the Funds:  Hilary E. Ackermann, Lynn S. Birdsong, Robert M. Gavin, Duane E. Hill, Sandra S. Jaffee, William P. Johnston, Phillip O. Peterson and Lemma W. Senbet.  The Contracts Committee assists the Board in its consideration and review of fund contracts and the consideration of strategy-related matters.

The Investment Committee currently consists of Lynn S. Birdsong, Robert M. Gavin, Duane E. Hill and Lemma W. Senbet.  The Investment Committee assists the Board in its oversight of the Funds’ investment performance and related matters.

The Nominating and Governance Committee currently consists of all non-interested directors of the Funds:  Hilary E. Ackermann, Lynn S. Birdsong, Robert M. Gavin, Duane E. Hill, Sandra S. Jaffee, William P. Johnston, Phillip O. Peterson and Lemma W. Senbet.  The Nominating and Governance Committee (i) screens and selects candidates to the Board of Directors, and (ii) periodically reviews and evaluates the compensation of the non-interested directors and makes recommendations to the Board of Directors regarding the compensation of, and expense reimbursement policies with respect to, non-interested directors.  The Nominating and Governance Committee will consider nominees recommended by shareholders for non-interested director positions if a vacancy among the non-interested directors occurs and if the nominee meets the Committee’s criteria.

During the fiscal year ended December 31, 2013, the above referenced committees of the Company met the following number of times: Audit Committee — 5 times, Investment Committee - 4 times, Nominating Committee — 2 times, Contracts Committee — 1 time and Compliance Committee — 4 times.

All Directors and officers of the Company are also directors and officers of four other registered investment companies in the fund complex, which is comprised of those investment companies for which HFMC serves as investment adviser.

c.               Under the heading “FUND MANAGEMENT — BOARD OF DIRECTORS — DIRECTOR QUALIFICATIONS,” the following information replaces the third paragraph in its entirety:

Hilary E. Ackermann.  Ms. Ackermann has served as a director of the Funds since September 23, 2014.  Ms. Ackermann has over twenty-five years of credit, financial and risk management experience, including serving as Chief Risk Officer at Goldman Sachs Bank USA.

Lynn S. Birdsong.  Mr. Birdsong has served as a director of the Funds since 2003.  He has served as Co-Chairman of the Investment Committee since 2005 and Chairman of the Investment Committee since September 2014.  Mr. Birdsong served in senior executive and portfolio management positions for investment management firms for more than twenty-five years.  He has served as a director of other mutual funds for more than ten years.

d.              Under the heading “FUND MANAGEMENT — NON-INTERESTED DIRECTORS,” the following information is added to the table that discloses the dollar range of equity securities beneficially owned by each director as of December 31, 2013 (i) in each Fund and (ii) on an aggregate basis in any registered investment companies overseen by the director within the same family of investment companies:

NAME OF DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
Hilary E. Ackermann	None	None

e.               Under the heading “FUND MANAGEMENT — COMPENSATION OF OFFICERS AND DIRECTORS,” the following information is added to the table that discloses the compensation paid by the Company to the directors for the fiscal year ended December 31, 2013 and certain other information:

Name of Person, Position	Aggregate Compensation From Hartford Series Fund, Inc.	Pension Or Retirement Benefits Accrued As Part of Hartford Series Fund, Inc. Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid To Directors*
Hilary E. Ackermann, Director	$0	$0	$0	$0

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR STATEMENT OF ADDITIONAL
INFORMATION FOR FUTURE REFERENCE.

September 2014